UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006
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                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                 0-29230                  51-0350842
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       (State or Other           (Commission              (IRS Employer
       Jurisdiction of           File Number)           Identification No.)
        Incorporation)

            622 Broadway, New York, NY                           10012
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            (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code   (646) 536-2842
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.


     On September 19, 2006, Take-Two Interactive Software, Inc. (the "Company") received a written Staff Determination letter from The NASDAQ Stock Market, stating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because it has not filed its Quarterly Report on Form 10-Q for the period ended July 31, 2006 as required by that rule.

     The Company anticipated receipt of this letter because, as previously announced, a Special Committee consisting of independent members of the Company's Board of Directors is conducting an internal investigation of the Company's stock option grants, which has delayed the filing of its Form 10-Q for the period ended July 31, 2006.

     The Company issued a press release on September 21, 2006 disclosing its receipt of this NASDAQ Staff Determination notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The NASDAQ Staff Determination notice indicated that the Company's securities will be delisted from The NASDAQ Stock Market unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel. Accordingly, the Company will request a hearing before a NASDAQ Listing Qualifications Panel to review the NASDAQ Staff Determination. The Company's common stock will remain listed on The NASDAQ Global Select Market pending a decision by the Panel.

     The Company intends to file its Form 10-Q for the period ended July 31, 2006 as soon as practical after the Special Committee concludes its investigation and the Company and its independent auditors complete any related accounting review.



ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

99.1 Press release of Take-Two Interactive Software, Inc. dated September 21, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                         (Registrant)


                                         By: /s/ Karl H. Winters
                                             -----------------------------------
                                             Name:  Karl H. Winters
                                             Title: Chief Financial Officer


Date: September 21, 2006

                                INDEX TO EXHIBITS
                                -----------------




     Exhibit No.         Description

     99.1                Press release of Take-Two Interactive Software, Inc.
                         dated September 21, 2006.